American Century California Tax-Free and Municipal Funds SAI dated January 1, 2024
Supplement dated January 13, 2024
The following entry replaces the entry for John M. Loder in the Management table in the Statements of Additional Information:

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
John M. Loder (1958)	Trustee	Since 2024	Retired; Lawyer, Ropes & Gray LLP (1984 to 2023)	32	None

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